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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - June 24, 2002
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-06922


         Delaware                                             13-1995928
         --------                                             ----------
 (State of Incorporation)                                 (I.R.S. Employer
                                                         Identification No.)



4925 West Market Street, Greensboro, NC                          27407
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         (Address of principal                                  Zip Code
          executive offices)



       Registrant's telephone number, including area code: (336) 316-4000

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ITEM 9.  REGULATION FD DISCLOSURE.

           As previously disclosed, on March 13, 2002, Guilford Mills, Inc. (the "Company") and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under case no. 02-40667 (BRL) pursuant to an order of the Court.

           The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On June 20, 2002, the Debtors filed with the Court their required consolidated Monthly Operating Report for the month of May 2002 in a form prescribed by the office of the United States Trustee of the Department of Justice for the Southern District of New York. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Report required to be filed with the Court. This Current Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

           The Company's informational filings with the Court, including the Monthly Operating Report, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Monthly Operating Report may be available electronically, for a fee, through the Court's Internet world wide web site, whose address is www.nysb.uscourts.gov.

           The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, and it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Company. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by the United States Trustee of the Department of Justice for the Southern District of New York, and is subject to future adjustment and reconciliation. Also, the Monthly Operating Report contains financial information of the Debtors only, while the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") include the financial information of the Company's non-debtor subsidiaries. Accordingly, the Company believes the substance and format do not allow meaningful comparison with the Company's regular publicly-disclosed consolidated financial statements. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report is complete. The Monthly Operating

Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act.

                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 24, 2002
                                      GUILFORD MILLS, INC.

                                      By: /s/ David H. Taylor
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                                          David H. Taylor
                                          Interim Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit No.                           Description
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       99.1 Monthly Operating Report filed with United States Bankruptcy Court - Southern District of New York.